EQ ADVISORS TRUSTSM

Multimanager Aggressive Equity Portfolio

SUPPLEMENT DATED JANUARY 30, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

Ethan J. Meyers and John M. Montgomery of Westfield Capital Management Company, L.P. no longer serve as members of the team that is responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. All references to Ethan J. Meyers and John M. Montgomery in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

The section of the Summary Prospectus and Prospectus entitled “Multimanager Aggressive Equity Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield” or the “Sub-Adviser”)” is amended by deleting the table in its entirety and replacing it with the following:

Name	Title	Date Began Managing the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	September 2010
Richard D. Lee, CFA®	Managing Partner and Chief Investment Officer of Westfield	May 2018
Matthew R. Renna	Managing Partner of Westfield	January 2026
Edward D. Richardson	Partner of Westfield	January 2026

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Westfield Capital Management Company, L.P.” is amended by deleting the first paragraph in its entirety and replacing it with the following information:

Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio allocated to Westfield are made by consensus of the Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for its allocated portion of the Portfolio.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors.

Richard D. Lee, CFA®, is a Managing Partner and Chief Investment Officer. He joined Westfield in 2004, and has been a member of Westfield’s Investment Committee since then. He covers Hardware, Semiconductors and IT Services.

Matthew R. Renna is a Managing Partner. He joined Westfield in 2013 and has been a member of Westfield’s Investment Committee since then. He covers Biopharma, and Life Sciences and Tools.

Edward D. Richardson is a Partner. He joined Westfield in 2014 and has been a member of Westfield’s Investment Committee since then. He covers A&D, and Consumer Cyclicals and Restaurants.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — Westfield Capital Management Company, L.P. (“Westfield”)” is amended to include the following information:

Westfield Capital Management Company, L.P. (“Westfield”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2025						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)	Number of Accounts	Total Assets (M)

Multimanager Aggressive Equity Portfolio
Matthew R. Renna	10	$4,889	11	$3,655	218	$12,166	0	0	0	0	23	$2,807
Edward D. Richardson	9	$4,863	9	$3,580	218	$12,166	0	0	0	0	23	$2,807

Ownership of Shares of the Portfolio as of December 31, 2025

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Multimanager Aggressive Equity Portfolio
Matthew R. Renna	X
Edward D. Richardson	X